Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Property, Plant and Equipment
Property, Plant and Equipment

Property, Plant and Equipment	Oil and Gas Properties	Processing, Transportation and Storage	Upgrading	Refining	Retail and Other	Total
($ millions)
Cost
December 31, 2016	44,801	137	2,367	8,645	2,755	58,705
Additions(1)	1,371	11	230	561	140	2,313
Acquisitions	29	—	—	577	—	606
Transfers from exploration and evaluation (note 8)	377	—	—	—	—	377
Intersegment transfers	48	(61)	—	—	13	—
Changes in asset retirement obligations (note 16)	150	—	2	13	23	188
Disposals and derecognition	(4,702)	—	—	(39)	—	(4,741)
Exchange adjustments	(259)	(1)	—	(566)	(1)	(827)
December 31, 2017	41,815	86	2,599	9,191	2,930	56,621
Additions	2,465	12	62	744	151	3,434
Acquisitions	64	—	—	3	—	67
Transfers from exploration and evaluation (note 8)	79	—	—	—	—	79
Intersegment transfers	—	—	—	(5)	5	—
Changes in asset retirement obligations (note 16)	43	2	(2)	(5)	7	45
Disposals and derecognition	(632)	—	—	(10)	(1)	(643)
Exchange adjustments	362	1	—	773	3	1,139
December 31, 2018	44,196	101	2,659	10,691	3,095	60,742

Accumulated depletion, depreciation, amortization and impairment
December 31, 2016	(27,986)	(96)	(1,363)	(2,975)	(1,692)	(34,112)
Depletion, depreciation, amortization and impairment	(2,238)	(2)	(99)	(406)	(137)	(2,882)
Intersegment transfers	(37)	50	—	—	(13)	—
Disposals and derecognition	4,124	—	—	16	—	4,140
Exchange adjustments	121	1	—	189	—	311
December 31, 2017	(26,016)	(47)	(1,462)	(3,176)	(1,842)	(32,543)
Depletion, depreciation, amortization and impairment	(1,811)	(2)	(123)	(503)	(152)	(2,591)
Disposals and derecognition	586	—	—	10	—	596
Exchange adjustments	(138)	(1)	—	(264)	(1)	(404)
December 31, 2018	(27,379)	(50)	(1,585)	(3,933)	(1,995)	(34,942)

Net book value
December 31, 2017	15,799	39	1,137	6,015	1,088	24,078
December 31, 2018	16,817	51	1,074	6,758	1,100	25,800
(1)    Additions include assets under finance lease.
Depletion, depreciation, amortization and impairment for the year ended December 31, 2018 included a $56 million derecognition of the carrying value reflected in the second and third quarter of 2018 for damage caused by an incident at the Superior Refinery in the Company’s U.S Refining and Marketing segment (December 31, 2017 – a pre-tax impairment expense of $173 million in the Upstream Exploration and Production segment).
In addition, the Company accrued pre-tax recoveries for property damage, rebuild costs, business interruption and clean-up costs associated with the Superior Refinery incident of $468 million for the year ended December 31, 2018, which is included in other-net in the consolidated statements of income.
The provisions for derecognition and insurance recoveries are based on management’s best estimates as at December 31, 2018, with measurement uncertainty around the provision for property damage, and business interruption insurance recoveries. As the assessment of damage is ongoing, the provisions may be subject to changes.
Costs of property, plant and equipment, including major development projects, not subject to depletion, depreciation and amortization as at December 31, 2018 were $5.2 billion (December 31, 2017 – $2.8 billion) including undeveloped land assets of $117 million as at December 31, 2018 (December 31, 2017 – $57 million).
The net book values of assets held under finance lease within property, plant and equipment are as follows:

Assets Under Finance Lease		Oil and Gas Properties
($ millions)	Refining		Total
December 31, 2017	152	335	487
December 31, 2018	141	323	464

Assets Dispositions
During 2017, the Company completed the sale of select assets in Western Canada to third parties for gross proceeds of approximately $185 million, resulting in a pre-tax gain of $46 million and an after-tax gain of $36 million. The assets and related liabilities were recorded in the Upstream Exploration and Production segment.
Assets Acquisitions
On November 8, 2017, the Company completed the purchase of the Superior Refinery, a 50,000 bbls/day permitted capacity facility located in Superior, Wisconsin, U.S., from Calumet Specialty Products Partners, L.P. (“Calumet”) for $670 million (US$527 million).
The acquisition has been accounted for as a business combination using the acquisition method.

Purchase Price Allocation
($ millions)	USD	CAD
Working capital	85	108
Property, plant and equipment	454	577
Asset retirement obligation	(7)	(9)
Other long-term liabilities	(5)	(6)
Net assets acquired	527	670

The fair values of accounts receivable and accounts payable approximate their carrying values due to their short-term nature. The fair value of inventory was determined using quoted prices. The fair values of property, plant and equipment were determined based on a cost and future cash flow approach. For the cost approach, key assumptions included the cost to construct the assets and the remaining useful life. For the cash flow approach, key assumptions were the discount rate and future commodity prices. The decommissioning provision was based on the fair value of estimated future reclamation costs. Key assumptions included discount rates, cost estimates and timeline to abandon and reclaim the refinery.
The acquisition of Superior Refinery contributed $163 million to gross revenues and a loss of $13 million to consolidated net earnings from the acquisition date to December 31, 2017.
Had the acquisition occurred on January 1, 2017, the Superior Refinery would have contributed $1.1 billion to gross revenues and $93 million to consolidated net earnings, which would have resulted in gross revenues of $19.9 billion and consolidated net earnings of $892 million for the year ended December 31, 2017.